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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                         January 26, 1999




                      LSB FINANCIAL CORP.
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      (Exact name of Registrant as specified in its charter)



    Indiana                  0 - 25070               35-1934975
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 (State or other       (Commission File No.)       (IRS Employer
 jurisdiction of                                  Identification
 incorporation)                                         No.)



 101 Main Street, Lafayette, Indiana                    47902
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  (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (765) 742-1064
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                              N/A
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  (Former name or former address, if changed since last report)





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Item 5.  Other Events
---------------------

     On January 26, 1999, LSB Financial Corp. issued the attached press release announcing the completion of its repurchase of 5% of its common stock.

     The Exhibits referred to in Item 7 of this Report and listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
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    (c)   Exhibits:

     Exhibit 99 -   Press release dated January 26, 1999


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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LSB FINANCIAL CORP.



Date: January 26, 1999        By:  /S/JOHN W. COREY
      -----------------            ------------------------------
                                  John W. Corey
                                   President and Chief Executive
                                     Officer